UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2022

NOVANTA INC.

(Exact name of registrant as specified in is charter)

New Brunswick, Canada	001-35083	98-0110412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Middlesex Turnpike Bedford, Massachusetts		01730
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 266-5700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	NOVT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 12, 2022, Novanta Inc. (the “Company”) held its Annual General Meeting of Shareholders. A total of 32,796,498 common shares were present or represented by proxy at the meeting, representing approximately 91.91 percent of the Company’s common shares outstanding as of March 31, 2022, the record date for the meeting. The following are the voting results on the proposals considered and voted upon at the meeting, all of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 8, 2021.

Item 1 — Election of directors for a term of office expiring on the date of the annual meeting of shareholders in 2023, until his or her successor is elected or appointed, or until his or her earlier death, resignation, or removal.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Lonny J. Carpenter	31,801,916	219,050	775,532
Matthijs Glastra	31,240,010	780,956	775,532
Brian D. King	31,855,547	165,419	775,532
Ira J. Lamel	31,674,697	346,269	775,532
Maxine L. Mauricio	31,206,958	814,008	775,532
Katherine A. Owen	31,987,285	33,681	775,532
Thomas N. Secor	29,932,715	2,088,251	775,532
Frank A. Wilson	31,982,338	38,628	775,532

Item 2 — Approval, on an advisory basis, of the Company’s executive compensation.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
31,057,232	939,214	24,520	775,532

Item 3 — Appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to serve until the 2023 annual meeting of shareholders.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
32,624,275	154,408	17,815	-

Based on the foregoing votes, each of the eight nominees for director was elected and Items 2, and 3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Novanta Inc.

Date: May 16, 2022	By:	/s/ Robert J. Buckley
Robert J. Buckley
Chief Financial Officer